Citi Investor Dinner
New York City
June 29, 2010

Safe Harbor
This presentation and management’s public commentary contain certain forward-looking statements that are subject to risks and uncertainties. These statements are based on management’s current knowledge and estimates of factors affecting the Company’s operations. Statements in this presentation that are forward-looking include, but are not limited to, the statements regarding broadcast pacings, publishing advertising revenues, as well as any guidance related to the Company’s financial performance.
Actual results may differ materially from those currently anticipated. Factors that could adversely affect future results include, but are not limited to, downturns in national and/or local economies; a softening of the domestic advertising market; world, national, or local events that could disrupt broadcast television;
increased consolidation among major advertisers or other events depressing the level of advertising spending; the unexpected loss or insolvency of one or more major clients; the integration of acquired businesses; changes in consumer reading, purchasing and/or television viewing patterns; increases in paper, postage, printing, or syndicated programming costs; changes in television network affiliation agreements; technological developments affecting products or the methods of distribution; changes in government regulations affecting the Company’s industries; unexpected changes in interest rates; and
the consequences of any acquisitions and/or dispositions. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

2. Strong consumer connection across multiple platforms

3. 360° Sales & Marketing Approach to Marketplace

4. Growing marketing solutions business

Five Things to Know About Meredith
1. The largest media company serving U.S. women
5. Strong balance sheet and financial position

Agenda

Parents
american baby
Better Homes and Gardens
Ladies' Home Journal
Traditional Home
Parents.com
Midwest Living
More
Family Circle
ReadyMade
Mixing Bowl

FOX 5 KVVU-TV Henderson - Las Vegas
Working 4 You
Eyewitness News 3
FOX 12 Oregon
CBS 3 Springfield
CBS 5 KPHO.com
KCTV 5 KCTV5.com
my ksmo TV .com
WNEM.COM
FOX Carolina
CBS Atlanta

O'Grady Meyers Marketing Communications
NMS new media strategies
directive
genex.
Big Communications
the hyper factory

Broad Media and Marketing Footprint
National
Media Brands
Meredith
Integrated
Marketing
Local  Media
Brands
Revenues:
$960 million
Revenues:
$175 million
Revenues:
$275 million

Parents FamilyCircle Parents.com Better Homes and Gardens Mixing Bowl fitness mujer baby Parents tv Traditional Home ReadyMade More fitness

Padres Special Interest media SUCCE FARMI Midwest Living Better meredith

Her Family
Her Home
Her Self
Delivering The Largest Adult Female Audience
national media group

Better

Atlanta
cbsatlanta.com
CBS 5
KPHO PHOENIX / DT-17
FOX 12
OREGON
KPTV · PORTLAND

ObitMichigan.com
Glenda M. Nagy
Room to grow

meredith

FOX
CAROLINA
mobile
meredith

Johnson & Johnson
General Mills
GE
MAYBELLINE
NEW YORK

Better

Parents tv

Local Television
Proprietary
Sales Programs
Video On Demand
Mobile TV
Television Syndication
Custom Video
Production
Online
Diverse Local Media Portfolio Across U.S.
local media group

O'GRADY\MEYERS

NMS

genex.

directive

BIG

THE HYPERFACTORY

KPHO.com HD

WSMV.COM

FOX 5 KVVU-TV

FOX 12 OREGON

Local Media

meredith

next issue media

Walmart Save money. Live better.

REALOGY

UNIVERSAL FURNITURE

directive

Online: Meredith
Women’s Network
Magazines: Home, Family,
Health & Well-being
Consumer Events
Custom Marketing
Database Marketing
Video Studios
Brand Licensing
Emphasize 360° Marketing Approach
Mobile
E-Reader

Improving Advertising Performance
Quarter ended	Total Meredith Advertising
6/30/09	(14.9)%
9/30/09	(9.5)%
12/31/09	(6.9)%
3/31/10	+8.1%
6/30/10*	+7 to 8%
* = Forecast

Quarter ended	Meredith PIB	Industry PIB	Variance (pct pts)
6/30/09	3.2%	(20.9)%	+24.1
9/30/09	10.5%	(18.3)%	+28.8
12/31/09	10.7%	(8.6)%	+19.3
3/31/10	9.0%	(1.5)%	+10.5
Source: Publishers Information Bureau

National Media Advertising Performance vs. Industry
Year-over-Year Comparison

	% of Total Revenues		Trailing 12 months Category Performance
	Meredith	Industry	Meredith	Industry
Food-Beverage	23%	13%	15%	6%
Toiletries & Cosmetics	13%	13%	22%	5%
DTC Pharma	12%	6%	23%	2%
Retail	7%	7%	15%	(14)%
Home	6%	3%	(6)%	(17)%
Media-Entertainment	6%	9%	(5)%	(14)%
Direct Response	6%	6%	(6)%	(16)%
Non-DTC Pharma	5%	4%	(17)%	(18)%
Household Supplies	5%	2%	26%	15%
Business-Finance	4%	8%	13%	(20)%
Meredith Top 10 Ad Category Revenues vs. Industry

Source: Publishers Information Bureau (trailing 4 quarters)

	% of Total Revenues		Industry Category Performance
	Industry	Meredith	1-Year	2-Year
Toiletries & Cosmetics	13%	13%	5%	(2)%
Food-Beverage	13%	23%	6%	(11)%
Media-Entertainment	9%	6%	(14)%	(20)%
Business-Finance	8%	4%	(20)%	(35)%
Apparel	8%	2%	(20)%	(32)%
Retail	7%	7%	(14)%	(28)%
Direct Response	6%	6%	(16)%	(30)%
DTC Pharma	6%	12%	2%	(23)%
Automotive	6%	2%	(11)%	(38)%
Non-DTC Pharma	4%	5%	(18)%	(20)%
Source: Publishers Information Bureau (trailing 4 quarters)
Industry Top 10 Ad Category Revenues vs. Meredith

Source: Television Bureau of Advertising
Spot only revenue

Local Media Non-Political Ad Performance vs. Industry
Year-over-Year Comparison
Quarter ended	Meredith Internal	Industry TvB	Variance (pct pts)
6/30/09	(25)%	(25)%	--
9/30/09	(13)%	(19)%	+6
12/31/09	5%	4%	+1
3/31/10	17%	16%	+1

Source Meredith
•Pacings at 4/27/10
Spot only

Local Media Non-Political Ad Category Performance
Category	Quarter ended 6/30/09	Quarter ended 9/30/09	Quarter ended 12/31/09	Quarter ended 3/31/10	Quarter ended 6/30/10*
Auto	(57)%	(39)%	(6)%	61%	75%
Prof. Srvs.	(12)%	1%	7%	11%	10%
Restaurants	(14)%	(5)%	(7)%	3%	(1)%
Furnishings	(15)%	(12)%	(15)%	(1)%	13%
Retail	(21)%	(20)%	13%	39%	41%
Total	(26)%	(13)%	5%	17%	Up high teens
Year-over-Year Comparison

2. Strong consumer connection across multiple platforms
3. 360° Sales & Marketing Approach to Marketplace
4. Growing marketing solutions business

Five Things to Know About Meredith
1. The largest media company serving U.S. women
5. Strong balance sheet and financial position

Agenda

Optimization
Consumer Insights
Customer Data
Program Strategy
Creative Excellence
Content
Metrics & ROI
Analysis
Video Creation
Online Intelligence
Separate for Specialist Programs
Integrated for Brand Synergy
meredith
integrated marketing
directive
BIG COMMUNICATIONS
NMS
new media strategies
O'GRADY\MEYERS
MARKETING COMMUNICATIONS
genex.
the hyper factory

Database
Mobile
Digital
Word of
mouth
Healthcare

Meredith Integrated Marketing

Marketing Services Industry Spending Growing
Forecast
$ in billions; Source: VSS September 2009

$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
2009
2010
2011
2012
2013
2014
Mobile
Social
Email
Display
Search

Digital Marketing Services Spending Also Growing
Source: Forrester’s Interactive Advertising Models, 4/09 and 10/08 (US only)
CAGR
27%
34%
11%
17%
15%

ACURA
ZDX The all-new 2010 ZDX
VICTORIA'S SECRET ANGEL
Marisa Miller
MAKES IT A VERY HAPPY HOLIDAY
Freedom
CHINA RISING

Strong Tradition of Custom Marketing
• Leaders at multi-channel engagement
 - We create content as a versatile
  strategic asset
• Expertise at CRM/direct/digital marketing
 - Insights, analytics, strategy, concept,
  interactive and social media expertise
  is in-house
• 40 years experience
• Offices in New York, Los Angeles, Dallas,
 Washington D.C., Detroit and Des Moines

meredith
integrated marketing
O'GRADY\MEYERS
INTERACTIVE AGENCY
genex.
NMS
new media strategies
directive
BIG COMMUNICATIONS
the hyper factory

Online
marketing
Online, viral, social
media, database
marketing
Healthcare
Mobile
Strategically Adding New Capabilities
Meredith
Integrated
Marketing
2006
2007
2008
2009

24% CAGR
$ in millions
Delivering Strong Revenue Growth Over Time

		Revenue
		2009	YoY % Growth
1.	Razorfish (Publicis)	$317	0.0
2.	Digitas (Publicis)	295	(7.6)
3.	IBM Interactive	211	8.6
4.	OgilvyInteractive (WPP)	208	0.0
5.	SapientNitro (Sapient)	207	(9.5)
6.	Meredith Integrated Marketing	176	12.8
7.	Rapp (Omnicom)	173	16.0
8.	Wunderman (WPP)	157	(2.2)
9.	Rosetta	152	6.8
10.	Organic (Omnicom)	136	5.0
Top 10 U.S. Digital Marketing Services Firms
Source: Advertising Age
#s in millions

kraft foods - Publix - CHRYSLER - Principal Financial Group - State Farm Insurance - SUZUKI

kraft foods - petcentric - Purina ONE - Gerber - Nestlé Coffee-mate - Buitoni kraft foods - Allergan - Ford - HONDA - Cessna - ING - REALOGY

New Media Strategies: Social Media - Viral - Online Research - Consumer Marketing

kraft foods - verizon - CHRYSLER - Kimberly-Clark - SONY - abc

Directive: Database Marketing - Analytics - Customer Asset Management

kraft foods - Pizza Hut - CHRYSLER - Gerber - Alcon - kraft foods

Big Communications: Healthcare Marketing - Content Development - Innovation - Integrated Communications

Pfizer - Allergan - Takeda - Schering-Plough - MERCK - NOVARTIS

kraft foods - BlackBerry - L'ORÉAL - Disney - Coca-Cola

The Hyperfactory: Mobile Marketing - Experiential Marketing - Mobile Site Development
Genex: Site Design - Multi-channel Marketing Strategies - E-CRM Strategy - E-Commerce Strategy
O’Grady Meyers: Online CRM Strategy - Online Promotions - Online Branding - Site Design
Growing Array of Integrated Marketing Capabilities

Consumer Insights

SYNDICATED RESEARCH

EDITORIAL EXPERTS

PROPRIETARY RESEARCH

DATA ANALYTICS

ONLINE CONSUMER INTELLIGENCE

MEREDITH DATABASE

Content

FAMILY

HOME

FOOD

FINANCE

HEALTH

SELF

Channels

PRINT

DIGITAL

VIDEO

MOBILE

ONLINE COMMUNITY

RETAIL

Engagement

CONSUMER INVESTMENT IN YOUR BRAND

23
Meredith Integrated Marketing’s Approach

The Meredith Consumer Database
Marketers turn to Meredith’s database for the depth, breadth &
precision to reach responsive consumers, deliver ROI
& grow their business
• + 85 MM households
• + 3,500 variables with average of
 700+ per consumer
• Life Events, Life Stages that trigger
 purchases
• Proprietary Passion Point System
• Shopping Transaction Data
• Multi channel
• Consumer Insights through profiling
• Superior analytics for consumer targeting
• Reach and scale
Leads To…

Meta Targeting Solution
This targeting & measurement approach is a unique, strategic resource offering clients unprecedented CRM insight & innovation
Meredith
Database
85MM
Shopper
Genetics®
Database
67MM
• National purchase behavior
 database
• Frequent shopper card
 analytics expertise
• “Insights-to-Action”
 orientation
• Proprietary™
 Online Panel
MEREDITH DELIVERS:
META TARGETING
DELIVERS:
• Marketing scale via
 Meredith database
• CRM targeting analytics
 and program strategy
 and development
 expertise
• Innovative solutions
 orientation
Matched Panel
Shopper
Community™
Social
Web Trends
Mobile

Ultimately: We Deliver Results
Sample Measurement Reports

what's cooking
qu'est-ce qui mijote
food&family
Kraft foods
food&family
make today delicious
food assistant
twitter
YouTube
facebook

iFood Assistant
Database
Digital Magazine
Video
Magazines
Emails
Social Marketing
Online
Case Study: Evolution of the Kraft CRM

food&family
25 ways to eat well for less
comida y familia
22 formas de comer bien por menos
JOIN THE ONE MILLION MEAL FIGHT AGAINST HUNGER!
recipe for joy
holidays are…
pecan shortbread cookies
rich cake. delicious savings!
FREE JELL-O
comida y familia
CALENDARIO 2009

• Development of 4 magazines,
 4 languages, 4 times a year
• Production efficiencies
• Photography
• Creative
• Editorial
• Cross-channel drivers
• Subscription sales
• Advertising sales
Kraft: Custom Publishing
Core Program
• Development and production of inserts
• Advertorials and ads
• Translation services
• Direct mail consulting and execution
Project Work

lunch just got tastier
food&family
speedy supper ideas
watch our video
budget wi$e
20 minutes
30 minutes
quick desserts
Fall means busy schedules. Be prepared with dinner ideas that are ready when you are.
New
let us know
PUMP UP THE HAM

best birthday ideas ever!
food&family
budget wi$e
250
5-star pan-tastic!
rate a recipe
kraftfoods.com
PUMP UP THE HAM
GREAT MOMENTS HOSTING

• Development of emails in 4
 languages
• Content focused on recipes,
 health and wellness and
 snack solutions
• Program optimization
• Advertising sales
• Video embedding
• Personalization
• Ties-into other CRM
 initiatives
Kraft: Email Program

kraft foods
Fresh for Fall
Recipes For The Week

zinio
Shop
My Library
Intro
Experience it.
Popular Titles
FREE
Get a FREE Issue

• 4 languages/audiences
• Home page updates
• Seasonal content focused on recipes, entertaining and holiday inspired celebrations
• Development of new content areas, including Delicious Ideas that will be launching next month
• Digital publishing - the digital edition
Kraft: Website Content and Development

YouTube

facebook

twitter

food assistant
BlackBerry
food assistant

• Digital public relations
• Twitter strategy
• Facebook strategy
• YouTube strategy
• Integrated campaigns
Kraft: Social and Mobile Media

Social Media
• Mobile website (M-Site)
• iPhone applications
• Blackberry application
• SMS strategy
• Multi-language programs
Mobile Media

iFood Assistant
Database
Digital Magazine
Video
Magazines
Emails
Social Marketing
Online
Case Study: Evolution of the Kraft CRM

2. Strong consumer connection across multiple platforms

3. 360° Sales & Marketing Approach to Marketplace

4. Growing marketing solutions business

Five Things to Know About Meredith
1. The largest media company serving U.S. women
5. Strong balance sheet and financial position

Agenda

Generate Strong Cash Flow
12% CAGR
$ in millions; fiscal years
$131
$160
$163
$171
$194
$211
$256
$181

 200
Stock Option Exercises
$1,800
Utilization of Cash
 100
Net Debt
 300
Capital Expenditures
600
Acquisitions, Net of Dispositions
$1,800
Available Cash
$1,600
Operating Cash Flow
 200
Dividends
$ in millions
$600
Share Repurchases
 $800
SUBTOTAL
Use of Cash: Fiscal 2001 through 2009

$ in millions; fiscal years
Assumes revolving facilities are renewed upon expiration.
Debt Reduction
$130
Illustration of Meredith’s debt balance
assuming current maturity schedule

$305
$205
$485
$155
$255
$380

$0.36
$0.38
$0.48
$0.56
$0.64
$0.74
$0.86
$0.90
$0.92
2002
2003
2004
2005
2006
2007
2008
2009
2010

Track Record of Dividend Increases
12% CAGR
Calendar years

Quarter ended 6/30/10
Total Company advertising revenue	+7 to 8%
National Media advertising revenue	Flat to up Slightly
Local Media advertising revenue	Up high teens
Earnings per share*	$0.61 to $0.66
Fiscal Fourth Quarter and Full Year Outlook
* Excludes special items
Fiscal 2010 earnings per share*	$2.13 to $2.18

meredith

Better Homes and Gardens
Family Circle
Ladies' Home Journal
Parents
American Baby
fitness
More
Midwest Living
Traditional Home
Better
Ser Padres
WOOD
meredith women's network
Successful Farming
ReadyMade
Mixing Bowl
Parents tv
Special Interest media

Atlanta cbsatlanta.com
05 Telling it like it is KPHO.com
FOX 12 Oregon
PDX TV
Working 4 You
Eyewitness News 3
KCTV 5 KCTV5.com
my ksmo TV .com
Fox Carolina
FOX 5 KVVU-TV Henderson - Las Vegas
WNEM.COM Coverage you can count on
CBS 3 Springfield

meredith integrated marketing
genex.
O'Grady Meyers
directive
NMS new media strategies
Big Communications

Appendix

Growing Magazine Readership
Source: Spring 2000 & 2010 MRI Reports
* Traditional Home and Midwest Living
	2000	2010
Better Homes and Gardens	34	40
Family Circle	21	19
Parents	12	16
Ladies’ Home Journal	15	13
Fitness	6	7
American Baby	6	7
More	NA	2
Other*	6	9
TOTAL	100	113
+13%
Readership in Millions

Growing Online Consumer Connection
Source: Meredith, in millions
20
National Media Group Average Monthly Unique Visitors
33% CAGR
12
9
7
2

220
260
270
380
400
Increased Hours of Locally Produced News Programming
Morning news hours up 40% over 5 years
Adding 4 p.m. news across group
Building 24-hour multi-platform news culture

$1,005
$1,050
$1,200
$1,600
$1,400
2001
2003
2005
2007
2009

Total Company Revenue Growth
8% CAGR
$ in millions; fiscal years

$730
$770
$870
$1,230
$1,130
2001
2003
2005
2007
2009

Total National Media Revenue Growth
9% CAGR
$ in millions; fiscal years

National Media Advertising Revenue Growth
11% CAGR
$ in millions; fiscal years

Total Local Media Revenue Growth
4% CAGR
$ in millions; fiscal years

Local Media Advertising Revenue Growth
4% CAGR
$ in millions; fiscal years

National Media Operating Profit
10% CAGR
$ in millions; fiscal years; before special charges

Local Media Operating Profit
23% CAGR
$ in millions; fiscal years; before special charges; from continuing operations before special charges

$1.16
$1.48
$2.41
$3.38
$2.03
2001
2003
2005
2007
2009

Earnings Per Share
20% CAGR
Fiscal years